UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2011 (September 9, 2011)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	1-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2011, Spectra Energy Partners, LP (the “Partnership”) announced the appointment of Julie Dill as the Partnership’s President and Chief Executive Officer, effective January 1, 2012. Also effective on that date, Ms. Dill will assume the role of group vice president of strategy for Spectra Energy Corp (“Spectra Energy”), the parent of Spectra Energy Partners GP, LLC (“SEP GP LLC”), the general partner of Spectra Energy Partners (DE) GP, LP, the Partnership’s general partner.

Ms. Dill, age 51, currently serves as the President of Union Gas Limited, a wholly-owned subsidiary of Spectra Energy, a role she assumed in January 2007. Prior to assuming her current role, Ms. Dill served in various roles with Duke Energy Corporation, including serving as Group Vice President of Investor Relations and Corporate Communications for Duke Energy Corporation from April 2006 to December 2006, and Vice President of Investment Relations for Duke Energy Corporation from January 2005 until March 2006. She joined Duke Energy International as Senior Vice President of Planning and Finance and Chief Financial Officer in September 1998.

In addition to the appointments described above, on September 9, 2011, Ms. Dill was appointed to the Board of Directors of SEP GP LLC, effective January 1, 2012. There is no arrangement or understanding between Ms. Dill and any other persons or entities pursuant to which Ms. Dill was appointed as a director.

Ms. Dill will succeed Gregory J. Rizzo as the Partnership’s President and Chief Executive Officer and as director of SEP GP LLC. Mr. Rizzo will resign from his positions as the Partnership’s President and Chief Executive Officer and as director of SEP GP LLC effective on January 1, 2012. Mr. Rizzo will continue to serve as Spectra Energy’s Group Vice President, Regulatory Affairs, and will take on an additional role as Spectra Energy’s key liaison with the Interstate Natural Gas Association of America.

The Partnership issued a press release announcing Ms. Dill’s appointment as the Partnership’s President and Chief Executive Officer, among other management appointments, on September 9, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Spectra Energy Partners, LP, dated September 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

By:	Spectra Energy Partners GP, LLC,
its general partner

/s/ Laura Buss Sayavedra
Laura Buss Sayavedra
Vice President and Chief Financial Officer

Date: September 15, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of Spectra Energy Partners, LP, dated September 9, 2011